                                                EXHIBIT 99.1

CONSENT TO ACTION BY
REGULAR TRUSTEES OF
BAC CAPITAL TRUST I

December 14, 2001

APPROVAL OF ISSUANCE AND SALE OF CAPITAL SECURITIES

        WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") has determined that it is advisable and in the interests of the Corporation to raise up to $2,000,000,000 in additional equity capital on behalf of the Corporation (the "Additional Equity"), which equity capital may take the form of preferred securities representing undivided beneficial interests in the assets of a trust or other entity formed by or on behalf of the Corporation; and

        WHEREAS, in order to facilitate the utilization of a plan of financing involving such preferred securities, the Corporation, as Sponsor, caused this Trust to be formed pursuant to the terms of a Declaration of Trust dated as of September 26, 2001, as amended and restated in its entirety by an Amended and Restated Declaration of Trust dated as of December 6, 2001 (the "Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on September 27, 2001; and

        WHEREAS, the Corporation and this Trust have caused the filing of a Registration Statement on Form S-3, Registration Nos. 333-70984 and 333-70984-4, respectively, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to up to $2,000,000,000 aggregate principal amount of preferred securities (the "Capital Securities") which Registration Statement was amended by pre-effective Amendment No. 1 thereto filed with the Commission on November 15, 2001 and declared effective on November 15, 2001 (as so amended, the "Registration Statement"); and

        WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

        RESOLVED, that the Registration Statement is ratified and approved and the Trustees hereby are authorized and empowered to execute and file all such other instruments and documents, to make all such payments and do all such other acts and things in connection with the Registration Statement (including the execution and filing of any pre-effective or post-effective amendments thereto), as they may deem necessary or advisable in order to effect such filing and to procure the effectiveness of the Registration Statement (and any such post-effective amendments thereto), and to make such supplements to the Prospectus forming a part of said Registration Statement as may be required or otherwise as they may deem advisable;

        RESOLVED FURTHER, that each of Paul J. Polking and Charles M. Berger hereby is appointed attorney-in-fact for, and each of them with full power to act without the other hereby is authorized and empowered to sign the Registration Statement and any amendment or amendments (including any pre-effective or post-effective amendments) thereto on behalf of, the Trust;

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        RESOLVED FURTHER, that Paul J. Polking is hereby designated as Agent for Service of the Trust with all such powers as are provided by the Rules and Regulations of the Commission;

        RESOLVED FURTHER, that any of the Trustees hereby is authorized to determine the states or jurisdictions in which appropriate action shall be taken to qualify or register for distribution the Capital Securities, as such Trustees may deem advisable; that such Trustees hereby are authorized to perform on behalf of the Trust any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states or jurisdictions, and in connection therewith to execute and file all requisite papers and documents, including without limitation resolutions, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matter shall establish conclusively their authority therefore from the Trust and the approval and ratification by the Trust of the papers and documents so executed and the actions so taken;

        RESOLVED FURTHER, that such Trustees hereby are authorized and directed to do any and all things which in their judgment may be necessary or appropriate in order to obtain a permit, exemption, registration or qualification for, and a dealer's license with respect to, the distribution of the Capital Securities in accordance with and pursuant to the terms of any underwriting or distribution agreements, under the securities or insurance laws of any one or more of the states or jurisdictions as such officers may deem advisable and in connection therewith to execute, acknowledge, verify, deliver, file and publish all applications, reports, resolutions, consents, consents to service of process, powers of attorneys, commitments and other papers and instruments as may be required under such laws and to take any and all further action which they may deem necessary or appropriate in order to secure and to maintain such permits, exemptions, registrations and qualifications in effect for so long as they shall deem in the best interest of the Trust;

        RESOLVED FURTHER, that if the securities or blue sky laws of any jurisdiction or the regulations or governing authority of any exchange or trading entity require that particular forms of resolutions covering any matter mentioned in the preceding resolutions be adopted, all such resolutions are hereby adopted as if the same had been so presented and adopted herein;

        RESOLVED FURTHER, that in order to facilitate the operation of the Trust, the Trustees are authorized to execute and deliver a Subscription Agreement between the Corporation and the Trust (the "Subscription Agreement") pursuant to which the Trust will agree to issue and sell all of the Trust's outstanding Common Securities representing common undivided beneficial interests in the Trust and denominated as the BAC Capital Trust I 7% Common Securities (the "Common Securities");

        RESOLVED FURTHER, that in order to facilitate the raising of necessary funds, the Trustees are authorized to join with the Corporation and execute, deliver and perform an Underwriting Agreement dated as of December 6, 2001 (the "Underwriting Agreement") between the Corporation and the Trust and Banc of America Securities LLC, Incapital LLC, A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., First Union Securities, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Prudential Securities Incorporated, and UBS Warburg LLC

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("Underwriters") pursuant to which the Trust will agree to issue and sell up to 23,000,000 Capital Securities representing preferred undivided beneficial interests in the assets of the Trust and denominated as BAC Capital Trust I 7% Capital Securities to the Underwriters;

        RESOLVED FURTHER, that the terms, conditions and provisions of the Declaration, the Subscription Agreement, the Underwriting Agreement, and the Note Purchase Agreement dated December 6, 2001 between the Trust and the Corporation are hereby ratified and approved, with such changes and upon such terms as the Trustees executing then shall determine;

        RESOLVED FURTHER, that all actions previously taken by the Trustees or agents of the Trust in anticipation of, or in connection with the transactions described in these resolutions, be and the same are hereby ratified, confirmed and approved; and

        RESOLVED FURTHER, that each of the Regular Trustees hereby is authorized and directed to execute documents and certificates as such individual deems necessary or appropriate and to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.

                                                                      /s/ JAMES T. HOUGHTON
                                                                          James T. Houghton

                                                                      /S/ KAREN A. GOSNELL
                                                                           Karen A. Gosnell

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